UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 18, 2023

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle	33134
Suite 801
Coral Gables, Florida
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events

On January 18, 2023, Catalyst Pharmaceuticals, Inc. (the “Company”) received a Paragraph IV Certification Notice Letter (the “Notice Letter”) from Teva Pharmaceuticals, Inc. (“Teva”) advising that Teva had submitted an Abbreviated New Drug Application (“ANDA”) to the U.S. Food and Drug Administration (“FDA”) seeking authorization from the FDA to manufacture, use or sell a generic version of FIRDAPSE® in the United States.

In the Notice Letter, Teva states that it intends to market a generic version of FIRDAPSE® before the expiration of the Company’s patents listed in the FDA Orange Book covering FIRDAPSE®: U.S. Patent Numbers 10,626,088 (expiring February 2037); 10,793,893 (expiring May 2034); 11,060,128 (expiring June 2032); 11,268,128 (expiring June 2032); 11,274,331 (expiring June 2032); and 11,274,332 (expiring June 2032). Teva’s Notice Letter states that its ANDA contains a Paragraph IV Certification alleging that these patents are not valid, not enforceable, and/or will not be infringed by the commercial manufacture, use or sale of the proposed product described in Teva’s ANDA submission.

Under the Food and Drug Cosmetic Act, as amended by the Drug Price Competition and Patent Term Restoration Act of 1984, as amended, after receipt of a valid Paragraph IV notice, the Company may bring a patent infringement suit in a federal district court against Teva within 45 days from the receipt of the Notice Letter. If such a suit is commenced within the 45-day period, the Company is entitled to a 30 month stay on the FDA’s ability to give final approval to any proposed products that reference FIRDAPSE®. In the present case, the 30-month stay is expected to preempt any final approval by the FDA on Teva’s ANDA until at least May 2026.

The Company is currently assessing the Notice Letter and intends to vigorously defend its intellectual property rights relating to FIRDAPSE®.

On January 23, 2023, the Company issued a press release announcing the receipt of the Notice Letter. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements relating to, among other things, the Company’s intention to vigorously enforce its intellectual property rights. Any such statements that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “potential,” “may,” “expects,” “intends” and similar expressions are intended to identify these forward-looking statements. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, those risks and uncertainties relating to the Company’s ability to successfully enforce its intellectual property rights and to defend its patents, the possible introduction and timing of generic competition to FIRDAPSE®, and the other risks detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. The Company does not undertake any obligation to update any forward-looking statements and expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

99.1	Press release issued by the Company on January 23, 2023

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By:	/s/ Alicia Grande
Alicia Grande
Vice President, Treasurer and CFO

Dated: January 23, 2023

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